                                                               EXHIBIT (h)(1)(b)


                             AMENDMENT NUMBER THREE

                                     TO THE

                            FUND ACCOUNTING AGREEMENT


         THIS AMENDMENT NUMBER THREE, dated February 4, 1999, to the Fund Accounting Agreement dated May 31, 1997 (the "Agreement") by and between the parties set forth in Schedule A, attached hereto and incorporated by reference and Van Kampen Investment Advisory Corp., a Delaware corporation ("Advisory Corp.").

                               W I T N E S S E T H

         WHEREAS, the following parties, each being an open-end management investment company as that term is defined in the Investment Company Act of 1940, as amended, wishes to become party to the Agreement:


         ADVISED BY VAN KAMPEN INVESTMENT ADVISORY CORP.
         ("ADVISORY CORP."):

         Van Kampen Equity Trust
         on behalf of its Series
                  Van Kampen Small Cap Value Fund ("Small Cap Value Fund")

         Van Kampen Trust
         on behalf of its Series
                  Van Kampen Managed Short Term Income Fund ("Managed Short Term Income Fund")


         WHEREAS, the original parties desire to add the aforementioned additional entities as parties to the Agreement;


         NOW, THEREFORE, in consideration of the promises and mutual covenants spelled out in the Agreement and herein, it is hereby agreed that Schedule A of the Agreement be amended to add the parties mentioned above as parties to the Agreement.




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         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the day and year first above written.



ALL OF THE PARTIES SET FORTH IN SCHEDULE A



By:    /s/ Dennis J. McDonnell
   -------------------------------------------------
         Dennis J. McDonnell, President




VAN KAMPEN INVESTMENT ADVISORY CORP.



By:    /s/ Dennis J. McDonnell
   -------------------------------------------------
         Dennis J. McDonnell, President













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




                                   SCHEDULE A


     I. FUNDS ADVISED BY VAN KAMPEN INVESTMENT ADVISORY CORP. ("INVESTMENT ADVISORY CORP.") (COLLECTIVELY, THE "FORMER VAN KAMPEN FUNDS"):

     CLOSED END FUNDS

     Van Kampen Municipal Income Trust
     Van Kampen California Municipal Trust
     Van Kampen High Income Trust
     Van Kampen High Income Trust II
     Van Kampen Investment Grade Municipal Trust
     Van Kampen Municipal Trust
     Van Kampen California Quality Municipal Trust
     Van Kampen Florida Quality Municipal Trust
     Van Kampen New York Quality Municipal Trust
     Van Kampen Ohio Quality Municipal Trust
     Van Kampen Pennsylvania Quality Municipal Trust
     Van Kampen Trust For Insured Municipals
     Van Kampen Trust For Investment Grade Municipals
     Van Kampen Trust For Investment Grade California Municipals Van Kampen Trust For Investment Grade Florida Municipals
     Van Kampen Trust For Investment Grade New Jersey Municipals Van Kampen Trust For Investment Grade New York Municipals
     Van Kampen Trust For Investment Grade Pennsylvania Municipals Van Kampen Municipal Opportunity Trust
     Van Kampen Advantage Municipal Income Trust
     Van Kampen Advantage Pennsylvania Municipal Income Trust
     Van Kampen Strategic Sector Municipal Trust
     Van Kampen Value Municipal Income Trust
     Van Kampen California Value Municipal Income Trust
     Van Kampen Massachusetts Value Municipal Income Trust
     Van Kampen New Jersey Value Municipal Income Trust
     Van Kampen New York Value Municipal Income Trust
     Van Kampen Ohio Value Municipal Income Trust
     Van Kampen Pennsylvania Value Municipal Income Trust
     Van Kampen Municipal Opportunity Trust II
     Van Kampen Florida Municipal Opportunity Trust
     Van Kampen Advantage Municipal Income Trust II
     Van Kampen Select Sector Municipal Trust

     INSTITUTIONAL FUNDS

     II. FUNDS ADVISED BY VAN KAMPEN MANAGEMENT INC. ("MANAGEMENT INC.") (COLLECTIVELY, THE "FORMER VAN KAMPEN FUNDS"):

     The Explorer Institutional Trust
        on behalf of its series
     Explorer Institutional Active Core Fund
     Explorer Institutional Limited Duration Fund





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




         OPEN END FUNDS


         III. FUNDS ADVISED BY VAN KAMPEN ASSET MANAGEMENT INC.
         ("ASSET MANAGEMENT INC.") (COLLECTIVELY, THE "FORMER AMERICAN CAPITAL FUNDS"):

         Van Kampen Comstock Fund ("Comstock Fund")
         Van Kampen Corporate Bond Fund ("Corporate Bond Fund")
         Van Kampen Emerging Growth Fund ("Emerging Growth Fund")
         Van Kampen Enterprise Fund ("Enterprise Fund")
         Van Kampen Equity Income Fund ("Equity Income Fund")
         Van Kampen Global Managed Assets Fund ("Global Managed Assets Funds") Van Kampen Government Securities Fund ("Government Securities Fund") Van Kampen Government Target Fund ("Government Target Fund")
         Van Kampen Growth and Income Fund ("Growth and Income Fund")
         Van Kampen Harbor Fund ("Harbor Fund")
         Van Kampen High Income Corporate Bond Fund ("High Income Corporate Bond Fund")

         Van Kampen Life Investment Trust ("Life Investment Trust" or "LIT") on behalf of its Series
            Enterprise Portfolio ("LIT Enterprise Portfolio")
            Domestic Income Portfolio ("LIT Domestic Income Portfolio") Emerging Growth Portfolio ("LIT Emerging Growth Portfolio") Government Portfolio ("LIT Government Portfolio")
            Asset Allocation Portfolio ("LIT Asset Allocation Portfolio") Money Market Portfolio ("LIT Money Market Portfolio")
            Morgan Stanley Real Estate Securities Portfolio ("LIT Morgan Stanley Real Estate Securities Portfolio")
            Growth and Income Portfolio ("LIT Growth and Income Portfolio") Strategic Stock Portfolio ("LIT Strategic Stock Portfolio") Comstock Portfolio ("LIT Comstock Portfolio")

         Van Kampen Limited Maturity Government Fund ("Limited Maturity Government Fund")
         Van Kampen Pace Fund ("Pace Fund")
         Van Kampen Real Estate Securities Fund ("Real Estate Securities Fund") Van Kampen Reserve Fund ("Reserve Fund")
         Van Kampen Small Capitalization Fund ("Small Capitalization Fund")

         Van Kampen Tax-Exempt Trust ("Tax-Exempt Trust") on behalf of its Series
            Van Kampen High Yield Municipal Fund ("High Yield Municipal Fund")

         Van Kampen U.S. Government Trust for Income ("U.S. Government Trust for
               Income")

         IV. FUNDS ADVISED BY VAN KAMPEN INVESTMENT ADVISORY CORP. ("INVESTMENT ADVISORY CORP.") (COLLECTIVELY, THE "FORMER VAN KAMPEN FUNDS"):

         Van Kampen U.S. Government Trust ("U.S. Government Trust")
           on behalf of its series
         Van Kampen U.S. Government Fund ("U.S. Government Fund")

         Van Kampen Tax Free Trust ("Tax Free Trust")
           on behalf of its series
         Van Kampen Insured Tax Free Income Fund ("Insured Tax Free Income
         Fund")
         Van Kampen Tax Free High Income Fund ("Tax Free High Income Fund")
         Van Kampen California Insured Tax Free Fund ("California Insured
         Tax Free Fund")
         Van Kampen Municipal Income Fund ("Municipal Income Fund")
         Van Kampen Intermediate Term Municipal Income Fund (Intermediate
         Term Municipal Income Fund")
         Van Kampen Florida Insured Tax Free Income Fund ("Florida Insured Tax Free Income Fund")
         Van Kampen New York Tax Free Income Fund ("New York Tax Free Income Fund")
         Van Kampen California Tax Free Income Fund ("California Tax Free Income Fund")
         Van Kampen Michigan Tax Free Income Fund ("Michigan Tax Free Income Fund")
         Van Kampen Missouri Tax Free Income Fund ("Missouri Tax Free Income Fund")
         Van Kampen Ohio Tax Free Income Fund ("Ohio Tax Free Income
         Fund")

         Van Kampen Trust ("VK Trust")
           on behalf of its series
         Van Kampen High Yield Fund ("High Yield Fund")
         Van Kampen Short-Term Global Income Fund ("Short-Term Global Income Fund")
         Van Kampen Strategic Income Fund ("Strategic Income Fund")
         Van Kampen Managed Short Term Income Fund ("Managed Short Term Income Fund")

         Van Kampen Equity Trust ("Equity Trust")
           on behalf of its series
         Van Kampen Utility Fund ("Utility Fund")
         Van Kampen Growth Fund ("Growth Fund")
         Van Kampen Mid Cap Value Fund ("Mid Cap Value Fund")
         Van Kampen Great American Companies Fund ("Great American Companies Fund")
         Van Kampen Prospector Fund ("Prospector Fund")
         Van Kampen Aggressive Growth Fund ("Aggressive Growth Fund")
         Van Kampen Small Cap Value Fund ("Small Cap Value Fund")

         Van Kampen Pennsylvania Tax Free Income Fund ("Pennsylvania Tax Free Income Fund")

         Van Kampen Tax Free Money Fund ("Tax Free Money Fund")

                              AMENDMENT NUMBER SIX

                                     TO THE

                            FUND ACCOUNTING AGREEMENT

         THIS AMENDMENT NUMBER SIX, dated May 31, 2000, to the Fund Accounting Agreement dated May 31, 1997 (the "Agreement") by and between the parties set forth in Schedule A, attached hereto and incorporated by reference and Van Kampen Investment Advisory Corp., a Delaware corporation ("Advisory Corp.").

                               W I T N E S S E T H


         WHEREAS, the Funds wish to amend the current Fund Accounting Agreement in accordance with the terms set forth by the Boards of Trustees/Directors of the Van Kampen Open End Funds at a Meeting held on April 17, 2000 and the Boards of Trustees of the Van Kampen Closed End Funds at a Meeting held on May 30, 2000;

         NOW, THEREFORE, in consideration of the promises and mutual covenants spelled out in the Agreement and herein, it is hereby agreed that the Agreement be amended to add Section 13 and renumber the remaining Sections of the Agreement as follows:

         13. Delegation of Accounting Services. Advisory Corp. may delegate the provision of all or a portion of the Advisory Services contemplated herein to such other parties as may be approved by the Board of each Fund. In the event of any such delegation, the Funds shall reimburse Advisory Corp. for expense related to those Accounting Services provided by Advisory Corp., and shall pay such sub-accounting agents such compensation as may be agreed from time to time by the Funds and the sub-accounting agent. In the event of such delegation, Advisory Corp. shall oversee the activities of such sub-accounting agent on behalf of the Funds.

         14. Notice. Any notice under this Agreement shall be in writing, addressed and delivered or sent by registered or certified mail, postage prepaid, to the other party at such address as such other party may designate for the receipt of such notices. Until further notice to the other parties, it is agreed that for this purpose the address of each Fund is One Parkview Plaza, Oakbrook Terrace, Illinois 60181, Attention: President and that of Advisory Corp. for this purpose is One Parkview Plaza, Oakbrook Terrace, Illinois 60181,
         Attention: President.

         15. Personal Liability. As provided for in the Agreement and Declaration of Trust of the various Funds, under which the Funds are organized as unincorporated trusts, the shareholders, trustees, officers, employees and other agents of the Fund shall not personally be found by or liable for the matters set forth hereto, nor shall resort be had to their private property for the satisfaction of any obligation or claim hereunder.









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


         16. Interpretative Provisions. In connection with the operation of this Agreement, Advisory Corp. and the Funds may agree from time to time on such provisions interpretative of or in addition to the provisions of this Agreement as may in their joint opinion be consistent with the general tenor of this Agreement.

         17. State Law. This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Illinois.

         18. Captions. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.


         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the day and year first above written.



ALL OF THE PARTIES SET FORTH IN SCHEDULE A



By:  /s/ A. Thomas Smith III
   -------------------------------------------------
         A. Thomas Smith III
         Vice President and Secretary



VAN KAMPEN INVESTMENT ADVISORY CORP.



By:  /s/ John L. Sullivan
   -------------------------------------------------
         John L. Sullivan
         Senior Vice President

                                   SCHEDULE A

     I. FUNDS ADVISED BY VAN KAMPEN INVESTMENT ADVISORY CORP. ("INVESTMENT ADVISORY CORP.") (COLLECTIVELY, THE "INVESTMENT ADVISORY CORP. FUNDS")

         CLOSED END FUNDS
         Van Kampen Municipal Income Trust
         Van Kampen California Municipal Trust
         Van Kampen High Income Trust
         Van Kampen High Income Trust II
         Van Kampen Investment Grade Municipal Trust
         Van Kampen Municipal Trust
         Van Kampen California Quality Municipal Trust
         Van Kampen Florida Quality Municipal Trust
         Van Kampen New York Quality Municipal Trust
         Van Kampen Ohio Quality Municipal Trust
         Van Kampen Pennsylvania Quality Municipal Trust
         Van Kampen Trust For Insured Municipals
         Van Kampen Trust For Investment Grade Municipals
         Van Kampen Trust For Investment Grade California Municipals Van Kampen Trust For Investment Grade Florida Municipals
         Van Kampen Trust For Investment Grade New Jersey Municipals Van Kampen Trust For Investment Grade New York Municipals
         Van Kampen Trust For Investment Grade Pennsylvania Municipals Van Kampen Municipal Opportunity Trust
         Van Kampen Advantage Municipal Income Trust
         Van Kampen Advantage Pennsylvania Municipal Income Trust
         Van Kampen Strategic Sector Municipal Trust
         Van Kampen Value Municipal Income Trust
         Van Kampen California Value Municipal Income Trust
         Van Kampen Massachusetts Value Municipal Income Trust
         Van Kampen New Jersey Value Municipal Income Trust
         Van Kampen New York Value Municipal Income Trust
         Van Kampen Ohio Value Municipal Income Trust
         Van Kampen Pennsylvania Value Municipal Income Trust
         Van Kampen Municipal Opportunity Trust II
         Van Kampen Florida Municipal Opportunity Trust
         Van Kampen Advantage Municipal Income Trust II
         Van Kampen Select Sector Municipal Trust

         OPEN END FUNDS
         Van Kampen U.S. Government Trust ("U.S. Government Trust") on behalf of its series
            Van Kampen U.S. Government Fund ("U.S. Government Fund")

         Van Kampen Tax Free Trust ("Tax Free Trust") on behalf of its series
            Van Kampen Insured Tax Free Income Fund ("Insured Tax Free Income Fund")
            Van Kampen Tax Free High Income Fund ("Tax Free High Income
            Fund")
            Van Kampen California Insured Tax Free Fund ("California Insured Tax Free Fund")
            Van Kampen Municipal Income Fund ("Municipal Income Fund")
            Van Kampen Intermediate Term Municipal Income Fund (Intermediate Term Municipal Income Fund")
            Van Kampen Florida Insured Tax Free Income Fund ("Florida Insured Tax Free Income Fund")
            Van Kampen New York Tax Free Income Fund ("New York Tax Free Income Fund")
            Van Kampen California Municipal Income Fund ("California
            Municipal Income Fund")

            Van Kampen Michigan Tax Free Income Fund ("Michigan Tax Free Income Fund")
            Van Kampen Missouri Tax Free Income Fund ("Missouri Tax Free Income Fund")
            Van Kampen Ohio Tax Free Income Fund ("Ohio Tax Free Income Fund")

         Van Kampen Trust ("VK Trust")
         on behalf of its series
            Van Kampen High Yield Fund ("High Yield Fund")
            Van Kampen Strategic Income Fund ("Strategic Income Fund")
            Van Kampen Managed Short Term Income Fund ("Managed Short Term Income Fund")

         Van Kampen Equity Trust ("Equity Trust") on behalf of its series
            Van Kampen Utility Fund ("Utility Fund")
            Van Kampen Growth Fund ("Growth Fund")
            Van Kampen Aggressive Growth Fund ("Aggressive Growth Fund")
            Van Kampen Small Cap Value Fund ("Small Cap Value Fund")
            Van Kampen Small Company Growth Fund ("Small Company Growth Fund") Van Kampen Select Growth Fund ("Select Growth Fund")
            Van Kampen Small Cap Growth Fund ("Small Cap Growth Fund")

         Van Kampen Equity Trust II ("Equity Trust II") on behalf of its Series
            Van Kampen Tax Managed Equity Growth Fund

         Van Kampen Pennsylvania Tax Free Income Fund ("Pennsylvania Tax Free Income Fund")

         Van Kampen Tax Free Money Fund ("Tax Free Money Fund")

     II. FUNDS ADVISED BY VAN KAMPEN ASSET MANAGEMENT INC.
         (COLLECTIVELY, THE "ASSET MANAGEMENT FUNDS")

         Van Kampen Comstock Fund ("Comstock Fund")
         Van Kampen Corporate Bond Fund ("Corporate Bond Fund")
         Van Kampen Emerging Growth Fund ("Emerging Growth Fund")
         Van Kampen Enterprise Fund ("Enterprise Fund")
         Van Kampen Equity Income Fund ("Equity Income Fund")
         Van Kampen Global Managed Assets Fund ("Global Managed Assets Funds") Van Kampen Government Securities Fund ("Government Securities Fund") Van Kampen Growth and Income Fund ("Growth and Income Fund")
         Van Kampen Harbor Fund ("Harbor Fund")
         Van Kampen High Income Corporate Bond Fund ("High Income Corporate Bond Fund")

         Van Kampen Life Investment Trust ("Life Investment Trust" or "LIT") on behalf of its Series
            Enterprise Portfolio ("LIT Enterprise Portfolio")
            Domestic Income Portfolio ("LIT Domestic Income Portfolio") Emerging Growth Portfolio ("LIT Emerging Growth Portfolio") Global Equity Portfolio ("LIT Global Equity Portfolio") Government Portfolio ("LIT Government Portfolio")
            Asset Allocation Portfolio ("LIT Asset Allocation Portfolio") Money Market Portfolio ("LIT Money Market Portfolio")
            Morgan Stanley Real Estate Securities Portfolio ("LIT Morgan Stanley Real Estate Securities Portfolio")
            Growth and Income Portfolio ("LIT Growth and Income Portfolio") Strategic Stock Portfolio ("LIT Strategic Stock Portfolio") Comstock Portfolio ("LIT Comstock Portfolio")

         Van Kampen Limited Maturity Government Fund ("Limited Maturity Government Fund")
         Van Kampen Pace Fund ("Pace Fund")
         Van Kampen Real Estate Securities Fund ("Real Estate Securities Fund") Van Kampen Reserve Fund ("Reserve Fund")

         Van Kampen Tax-Exempt Trust ("Tax-Exempt Trust") on behalf of its Series
            Van Kampen High Yield Municipal Fund ("High Yield Municipal Fund")

         Van Kampen Equity Trust II ("Equity Trust II") on behalf of its Series
            Van Kampen Technology Fund

         Van Kampen U.S. Government Trust for Income ("U.S. Government Trust for Income")